PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment

	2025	2024
Furniture and fixtures	40,904	49,583
Machinery and equipment	111,837	97,071
Vehicles	647,960	850,642
Property improvements	16,824	16,824
Building	570,000	570,000
Property and Equipment	1,387,525	1,584,120
Less: Accumulated Depreciation	(763,006)	(658,049)
Total	$624,519	$926,071